                                                                   EXHIBIT 10.11


                                 WEBSENSE, INC.

                         NOTICE OF GRANT OF STOCK OPTION


     Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Websense, Inc. (the "Corporation"):

     Optionee:
               -----------------------------------------------------------------

     Grant Date:
                 ---------------------------------------------------------------

     Vesting Commencement Date:
                                ------------------------------------------------

     Exercise Price: $                                                 per share
                    -------------------------------------------------

     Number of Option Shares:                                             shares
                              -------------------------------------------

     Expiration Date:
                      ----------------------------------------------------------

     Type of Option:               Incentive Stock Option
                     -------------

                                   Non-Statutory Stock Option
                     -------------


     Exercise Schedule: The Option shall become exercisable for twenty-five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and shall become exercisable for the balance of the Option Shares in a series of thirty-six (36) successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six (36) month period measured from the first anniversary of the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Websense, Inc. 2000 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

     Employment at Will. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

     Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:
       -----------------------

                                        WEBSENSE, INC.

                                        By:
                                            ------------------------------------

                                        Title:
                                               ---------------------------------



                                        ----------------------------------------
                                                       OPTIONEE


                                        Address:
                                                 -------------------------------

                                        ----------------------------------------


ATTACHMENTS
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT



Filed as Exhibit 10.11 to this Registration Statement

                                    EXHIBIT B

                           PLAN SUMMARY AND PROSPECTUS

                                                             SECTION 16 INSIDERS



                                 WEBSENSE, INC.





                     ---------------------------------------







                            2000 STOCK INCENTIVE PLAN



                           PLAN SUMMARY AND PROSPECTUS





                     ---------------------------------------





                                The date of this Prospectus is ___________, 2000

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
INFORMATION ON THE 2000 STOCK INCENTIVE PLAN................................................1
QUESTIONS AND ANSWERS ABOUT THE PLAN........................................................1

        GENERAL PLAN PROVISIONS.............................................................1

               1.     What is the basic structure of the Plan?..............................1
               2.     When did the Plan become effective?...................................1
               3.     Who administers the Plan?.............................................2
               4.     Who is eligible to participate in the Plan?...........................2
               5.     How many shares of Common Stock may be issued under the Plan?.........2
               6.     What happens if there is a change in the Corporation's capital structure?............................................................3
               7.     Can the Plan be amended or terminated?................................4

DISCRETIONARY OPTION GRANT PROGRAM..........................................................4

        GRANT OF OPTIONS....................................................................4

               8.     How are options granted under the Discretionary Option Grant
                      Program?..............................................................4
               9.     What type of options may be granted under the Discretionary
                      Option Grant Program?.................................................4
               10.    How is the exercise price determined?.................................4
               11.    How is the fair market value of the Common Stock determined?..........4
               12.    Can the Corporation cancel my option and grant me a new option?.......4
               13.    Can I assign or transfer my option?...................................5
               14.    When do I acquire the rights of a stockholder?........................5

        EXERCISE OF OPTIONS.................................................................5

               15.    When may I exercise my option?........................................5
               16.    When will my option terminate?........................................5
               17.    How do I exercise my option?..........................................5
               18.    How do I pay the exercise price?......................................6
               19.    Does the Corporation have the right to repurchase the shares acquired upon exercise of my option?..................................6
               20.    Can I transfer shares subject to the Corporation's repurchase rights?...............................................................6
               21.    When will the Corporation's repurchase right lapse?...................6
               22.    Does the Plan include any special programs?...........................7
               23.    What is the Stock Appreciation Rights Program?........................7
               24.    What is the Tax Withholding Program?..................................8

        INCENTIVE OPTIONS...................................................................8

               25.    Who is eligible to receive an Incentive Option?.......................8
               26.    Is there a limitation on the number of shares for which an
                      Incentive Option may become exercisable in any one calendar year?.................................................................8
               27.    Can an Incentive Option lose its qualified status?....................9
               28.    What limitations apply to Incentive Options granted to a 10%
                      stockholder?..........................................................9

        EARLY TERMINATION OF OPTIONS........................................................9

               29.    What happens to my options if my service terminates?..................9
               30.    What happens to my options if I am discharged from service for
                      Misconduct?...........................................................9
               31.    What happens to my options if I die or become disabled?..............10
               32.    What happens to my options if the Corporation is acquired or merged?..............................................................10

               33.    What happens to my options that are assumed upon a Corporate
                      Transaction?.........................................................11
               34.    What happens to my options if there is a change in control of the Corporation?.....................................................11

        SALARY INVESTMENT OPTION GRANT PROGRAM.............................................12

               35.    What is the Salary Investment Option Grant Program?..................12
               36.    Are there any limitations on the amount of salary reduction a participant may elect?...............................................12
               37.    What are the terms of the options granted under the Salary
                      Investment Option Grant Program?.....................................12

        STOCK ISSUANCE PROGRAM.............................................................14

               38.    How are shares of Common Stock issued under the Stock Issuance
                      Program?.............................................................14
               39.    How is the purchase price determined?................................14
               40.    What form of payment is required for shares issued under the
                      Stock Issuance Program?..............................................14
               41.    When do shares of Common Stock acquired under the Stock
                      Issuance Program vest?...............................................14
               42.    Does the Corporation have the right to repurchase the shares acquired under the Stock Issuance Program?...........................14
               43.    Can I transfer shares subject to the Corporation's repurchase rights?..............................................................15
               44.    What happens to unvested shares if the Corporation is acquired or merged?...........................................................15
               45.    What happens to repurchase rights that are assigned upon a
                      Corporate Transaction?...............................................15
               46.    What happens to unvested shares if there is a change in control of the Corporation?..................................................15
               47.    Do I have any stockholder rights with respect to shares issued under the Stock Issuance Program?....................................15
               48.    Is the Tax Withholding Program available under the Stock
                      Issuance Program?....................................................16

        DISPOSITION OF SHARES..............................................................16

               49.    When can I sell my shares acquired under the Discretionary
                      Option Grant and Stock Issuance Programs?............................16

        MISCELLANEOUS......................................................................16

               50.    Is financing available under the Plan?...............................16
               51.    Do I have the right to remain employed until my options under the Discretionary Option Grant or the Salary Investment Option
                      Grant Program, or my shares under the Stock Issuance Program, vest?................................................................16
               52.    Are there any circumstances which would cause me to lose my rights with respect to an option grant or a stock issuance?..........17
               53.    Does the Plan restrict the authority of the Corporation to grant or assume options outside of the Plan?.........................17
               54.    Does the grant of an option or the issuance of shares under the
                      Plan affect my eligibility to participate in other plans of the
                      Corporation?.........................................................17
               55.    What is a parent corporation?........................................17
               56.    What is a subsidiary corporation?....................................17
               57.    Is the Plan subject to ERISA?........................................17

        RESTRICTIONS ON RESALE.............................................................17

               58.    What restrictions apply because I am a Section 16 Insider?...........17
               59.    What restrictions apply if I am an affiliate?........................19

QUESTIONS AND ANSWERS ON FEDERAL TAX CONSEQUENCES..........................................19

        INCENTIVE OPTIONS..................................................................19

               T1.    Will the grant of an Incentive Option result in Federal income tax liability to me?.................................................19
               T2.    Will the exercise of an Incentive Option result in Federal income tax liability to me?..........................................19
               T3.    When will I be subject to Federal income tax on shares acquired under an Incentive Option?...........................................20
               T4.    What constitutes a disposition of Incentive Option shares?...........20
               T5.    How is my Federal income tax liability determined when I
                      dispose of my shares?................................................20
               T6.    What if I make a qualifying disposition?.............................20
               T7.    What are the normal tax rules for a disqualifying disposition?.......20
               T8.    What if the shares purchased under an Incentive Option are subject to a substantial risk of forfeiture, such as the
                      Corporation's repurchase right?......................................21
               T9.    What are the Federal tax consequences to the Corporation?............22
               T10.   What are the consequences of paying the exercise price of an
                      Incentive Option in the form of shares of Common Stock
                      acquired upon the exercise of an earlier-granted Incentive
                      Option if the delivery of the shares results in a
                      disqualifying disposition?...........................................22
               T11.   What are the consequences of paying the exercise price of an
                      Incentive Option in the form of shares of Common Stock (i)
                      acquired under an Incentive Option and held for the requisite holding periods, (ii) acquired under a Non-Statutory Option or
                      (iii) acquired through open-market purchases?........................22
               T12.   What are the consequences of a subsequent disposition of shares purchased under an Incentive Option with shares of Common Stock?.....22

        NON-STATUTORY OPTIONS..............................................................23

               T13.   Will the grant of a Non-Statutory Option result in Federal income tax liability to me?..........................................23
               T14.   Will the exercise of a Non-Statutory Option result in Federal income tax liability to me?..........................................23
               T15.   What if the shares purchased under a Non-Statutory Option are subject to a substantial risk of forfeiture, such as the
                      Corporation's repurchase right?......................................23
               T16.   What is the effect of making a Section 83(b) election?...............23
               T17.   Will I recognize additional income when I sell shares acquired under a Non-Statutory Option?........................................24
               T18.   What are the consequences of paying the exercise price of a
                      Non-Statutory Option in the form of shares of Common Stock previously acquired upon the exercise of employee options or through open-market purchases?.......................................24
               T19.   What are the Federal tax consequences to the Corporation?............24

        STOCK APPRECIATION RIGHTS..........................................................24

               T20.   Will the exercise of a stock appreciation right result in
                      Federal income tax liability to me?..................................24
               T21.   What are the Federal tax consequences to the Corporation?............25

        STOCK ISSUANCES....................................................................25

               T22.   Will the issuance of vested shares result in Federal income tax liability to me?.....................................................25
               T23.   Will the issuance of unvested shares result in Federal income tax liability to me?.................................................25
               T24.   What is the effect of making a Section 83(b) election?...............25

               T25.   Will I recognize additional income when I sell shares acquired under the Stock Issuance Program?....................................25
               T26.   What are the Federal tax consequences to the Corporation?............26

        FEDERAL TAX RATES..................................................................26

               T27.   What are the applicable Federal tax rates?...........................26

        ALTERNATIVE MINIMUM TAX............................................................27

               T28.   What is the alternative minimum tax?.................................27
               T29.   What is the allowable exemption amount?..............................27
               T30.   How is the alternative minimum taxable income calculated?............27
               T31.   When is the spread on shares acquired under an Incentive Option that are subject to a substantial risk of forfeiture includible in alternative minimum taxable income?...............................27
               T32.   How will the payment of alternative minimum taxes in one year affect the calculation of my tax liability in a later year?..........28

CORPORATION INFORMATION AND ANNUAL PLAN INFORMATION........................................28

THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.


                                INFORMATION ON THE
                            2000 STOCK INCENTIVE PLAN

     Websense, Inc., a Delaware corporation (the "Corporation"), is offering shares of its common stock (the "Common Stock") to eligible individuals in the Corporation's service pursuant to option grants and direct stock issuances made under the Corporation's 2000 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to offer the Corporation's employees, the non-employee members of the Board of Directors (the "Board"), and consultants and other independent advisors who provide services to the Corporation the opportunity to acquire an ownership interest in the Corporation as an incentive for such persons to continue in the Corporation's service. Unless the context indicates otherwise, all references to the Corporation in this Plan Summary and Prospectus include Websense, Inc. and its parent and subsidiary corporations, whether now existing or subsequently established.


                      QUESTIONS AND ANSWERS ABOUT THE PLAN

     This Plan Summary and Prospectus sets forth in question and answer format the principal terms of the option grants and direct stock issuances which may be made from time to time under the Plan to individuals who are executive officers of the Corporation or Board members subject to the short-swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act"). Such individuals will be referred to in this document as "Section 16 Insiders."


                            GENERAL PLAN PROVISIONS

     1.   WHAT IS THE BASIC STRUCTURE OF THE PLAN?

          The Plan is divided into five (5) separate equity programs: (i) the Discretionary Option Grant Program under which options may be granted to eligible persons which will provide them with the right to purchase shares of Common Stock at a fixed price per share equal to the fair market value of the Common Stock on the grant date; (ii) the Salary Investment Option Grant Program under which the Corporation's officers and other highly-compensated executives may elect to invest a portion of their base salary each year in special option grants with a below-market exercise price; (iii) the Stock Issuance Program under which eligible persons may be issued shares of Common Stock directly, either through the purchase of those shares at fair market value or as a bonus for services rendered to the Corporation; (iv) the Automatic Option Grant Program under which non-employee Board members will receive automatic option grants at periodic intervals with exercise prices equal to the fair market value of the Common Stock on the grant date and (v) the Director Fee Option Grant Program under which non-employee Board members may elect to have their annual cash retainer fee applied in whole or in part to the acquisition of special option grants with a below-market exercise price.

     2.   WHEN DID THE PLAN BECOME EFFECTIVE?

          The Plan became effective on June 24, 2000 in connection with the initial public offering of the Common Stock and serves as the successor to the Corporation's 1998 Stock Plan (the "Predecessor Plan").

          All options outstanding under the Predecessor Plan have been incorporated into the new Plan, and no further option grants or stock issuances will be made under the Predecessor Plan. Each option so incorporated will continue to be governed by the terms of the agreement evidencing that option, and no provision of the new Plan will adversely affect or otherwise modify the rights of the holders of such incorporated options with respect to their acquisition of shares of Common Stock thereunder.

     3.   WHO ADMINISTERS THE PLAN?

          The Discretionary Option Grant and Stock Issuance Programs under the Plan will, with respect to all executive officers and Board members subject to the short-swing profit restrictions of the federal securities laws, be administered by the Compensation Committee. This committee is comprised of two
(2) or more non-employee Board members appointed by the Board, and each member will serve for so long as the Board deems appropriate and may be removed by the Board at any time. The Compensation Committee will also administer the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs. However, a secondary committee of one or more Board members may be delegated separate but concurrent jurisdiction with the Compensation Committee to administer those programs with respect to such persons. The Compensation Committee and any secondary Board committee will each, within the scope of their administrative jurisdiction under the Plan, have full power and authority to determine, with respect to the option grants or share issuances made under the Discretionary Option Grant and Stock Issuance Programs, the persons who are to be granted options or issued shares, the time or times when such option grants or share issuances are to be made, the number of shares to be subject to each such grant or issuance, the time or times when each option is to become exercisable, the vesting schedule applicable to the option shares or the share issuance and the maximum period for which the option is to remain outstanding. However, any discretionary option grants or stock issuances to members of the Compensation Committee will require the approval of a disinterested majority of the Board. The Compensation Committee will also have the sole and exclusive authority to select the eligible individuals who are to participate in the Salary Investment Option Grant Program. However, the number of shares subject to each option grant made under the Salary Investment Option Grant Program and the exercise price payable per share will be determined in accordance with the express provisions in effect for that program.

          Neither the Compensation Committee nor any secondary committee will perform any discretionary functions under the Automatic Option Grant or Director Fee Option Programs. The terms and conditions of the option grants made under the Automatic Option Grant and Director Fee Option Programs (including the timing and pricing of each such option grant) will be determined solely in accordance with the express provisions of those programs.

          The Compensation Committee and any secondary Board committee with administrative jurisdiction under the Plan will each be referred to in this document as the "Plan Administrator."

     4.   WHO IS ELIGIBLE TO PARTICIPATE IN THE PLAN?

          Employees, non-employee Board members, consultants and other independent advisors in the Corporation's service will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only employees who are executive officers and other highly-compensated individuals in the Corporation's employ will be eligible to participate in the Salary Investment Option Grant Program. However, the actual persons to whom option grants or stock issuances are to be made under the foregoing programs will be determined by the Plan Administrator in its sole discretion. Non-employee Board members will also be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

     5.   HOW MANY SHARES OF COMMON STOCK MAY BE ISSUED UNDER THE PLAN?

          The maximum number of shares of Common Stock issuable over the term of the Plan will initially be limited to 4,500,000 shares (subject to adjustment for certain changes in the Corporation's capital structure). Such share reserve consists of (i) the number of shares which remained available for issuance under the Predecessor Plan at the time of the initial public offering of the Common Stock, including the shares subject to outstanding options under the Predecessor Plan incorporated into the new Plan, plus (ii) an additional increase of approximately 1,000,000 shares of Common Stock.

          The number of shares of Common Stock available for issuance under the Plan will automatically increase on the first trading day in January each calendar year, beginning with calendar year 2001, by an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on the last trading day in December in the immediately preceding calendar year, but in no event will any such annual increase exceed 1,500,000 shares.

          No individual participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct share issuances for more than 750,000 shares of Common Stock under the Plan per calendar year. Except for such restriction and certain other restrictions in connection with incentive stock option grants (see the "Incentive Options" section below), there are no limitations on the number of shares of Common Stock for which an eligible individual may be granted options under the Discretionary Option Grant or Salary Investment Option Grant Programs or issued stock under the Stock Issuance Program.

          Should one or more outstanding options under the Plan expire or terminate for any reason prior to exercise in full, the shares of Common Stock subject to the portion of each such option not so exercised will be available for subsequent issuance under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise price or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan will be added back to the number of shares of Common Stock available for issuance under the Plan and may accordingly be reissued through one or more subsequent option grants or direct stock issuances under the Plan. Should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares subject to options which are surrendered pursuant to any stock appreciation rights exercised under the Plan will not be available for subsequent issuance.

          The Common Stock will be made available either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares repurchased on the open market.

     6.   WHAT HAPPENS IF THERE IS A CHANGE IN THE CORPORATION'S CAPITAL
          STRUCTURE?

          In the event of a Recapitalization, appropriate adjustments will automatically be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including options incorporated from the Predecessor Plan). The adjustments to such outstanding options will preclude the dilution or enlargement of the rights and benefits available under those options.

          For purposes of the Plan, a Recapitalization will include any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration.

     7.   CAN THE PLAN BE AMENDED OR TERMINATED?

          Yes. The Board has exclusive authority to amend or modify the Plan in any and all respects. However, no amendment or modification may, without the holder's consent, adversely affect such individual's rights and obligations under his or her outstanding stock options, stock appreciation rights or direct stock issuances under the Plan. In addition, certain amendments to the Plan may require the approval of the Corporation's stockholders.

        The Plan will terminate upon the earliest to occur of (i) January 31, 2010, (ii) the date on which all shares available for issuance under the Plan are issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction (see the "Early Termination of Options" section below). Should the Plan terminate on January 31, 2010, then any option grants and unvested stock issuances outstanding at that time under the Plan will continue to have force and effect in accordance with the provisions of the agreements evidencing those grants or issuances.


                       DISCRETIONARY OPTION GRANT PROGRAM

                                GRANT OF OPTIONS

     8.   HOW ARE OPTIONS GRANTED UNDER THE DISCRETIONARY OPTION GRANT PROGRAM?

          The Plan Administrator will have complete discretion (subject to the limitations of the Plan) to determine when and to whom options will be granted under the Discretionary Option Grant Program and the terms of each such grant. Each option grant will be evidenced by one or more option documents (collectively, the "Option Agreement") executed by the Corporation and the optionee.

     9. WHAT TYPE OF OPTIONS MAY BE GRANTED UNDER THE DISCRETIONARY OPTION GRANT PROGRAM?

          The Plan Administrator may grant incentive stock options ("Incentive Options") designed to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not satisfy such requirements ("Non-Statutory Options"). For a discussion of the difference in tax treatment under the Code between Incentive Options and Non-Statutory Options, see the "Questions and Answers on Federal Tax Consequences" section below.

     10.  HOW IS THE EXERCISE PRICE DETERMINED?

          The exercise price of an option will be determined by the Plan Administrator. However, the exercise price of an option cannot be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date.

     11.  HOW IS THE FAIR MARKET VALUE OF THE COMMON STOCK DETERMINED?

          The fair market value per share of Common Stock on any relevant date under the Plan will be the closing selling price per share on that date, as reported on the Nasdaq National Market and published in The Wall Street Journal. If the Common Stock is not traded on that day, the fair market value will be the closing selling price per share on the last preceding date for which such quotation exists.

     12.   CAN THE CORPORATION CANCEL MY OPTION AND GRANT ME A NEW OPTION?

          Yes. The Plan Administrator has the authority to cancel outstanding options and to issue new options in replacement, but your consent will be required in connection with your participation in any such cancellation/regrant program. The new options can cover the same or a different number of shares of Common

Stock and will have an exercise price per share not less than the fair market value of the Common Stock on the new grant date. In addition, it is likely that the new options will have a vesting schedule based on the new grant date, without any credit provided for the period the cancelled options were outstanding.

     13.  CAN I ASSIGN OR TRANSFER MY OPTION?

          No. Your options generally cannot be assigned or transferred, except by the provisions of your will or the laws of inheritance following your death or pursuant to any beneficiary designation you have in effect for your options at the time of your death. However, one or more Non-statutory Options may be structured so that those options will be assignable in whole or in part during your lifetime to one or more members of your immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. No such assignment will be permitted, however, unless in connection with your estate plan.

     14.  WHEN DO I ACQUIRE THE RIGHTS OF A STOCKHOLDER?

          You will not have any stockholder rights with respect to the option shares. You will not acquire stockholder rights until you exercise the option, pay the exercise price and become a holder of record of the purchased shares.


                              EXERCISE OF OPTIONS

     15.  WHEN MAY I EXERCISE MY OPTION?

          Your option may be immediately exercisable for all of the option shares or may become exercisable for those shares in a series of installments over the period that you remain in the Corporation's service. The exercise schedule applicable to your option will be determined by the Plan Administrator at the time of grant and will be set forth in the Option Agreement. You may exercise your option at any time for the shares for which your option is exercisable, provided you do so before the option terminates. However, any purchased shares in which you are not vested at the time of your termination of service will be subject to repurchase by the Corporation as discussed below.

     16.  WHEN WILL MY OPTION TERMINATE?

          No option granted under the Discretionary Option Grant Program may have a term in excess of ten (10) years. The actual expiration date of your option will be set forth in the Option Agreement. Your option may, however, terminate prior to its designated expiration date in the event of your termination of service or upon the occurrence of certain other events. See the "Early Termination of Options" section below.

     17.  HOW DO I EXERCISE MY OPTION?

          To exercise your option, you must provide the Corporation with written notice of the exercise in which you indicate the number of shares to be purchased under your option. The notice must be accompanied by payment of the exercise price for the purchased shares, together with appropriate proof that the person exercising the option (if other than yourself) has the right to effect such exercise. You will be required to satisfy all applicable income and employment tax withholding requirements at that time. For information about such tax withholding, see the "Questions and Answers on Federal Tax Consequences" section below.

     18.  HOW DO I PAY THE EXERCISE PRICE?

          The exercise price may be paid in cash or check payable to the Corporation or in shares of Common Stock. Any shares delivered in payment of the exercise price will be valued at fair market value on the exercise date and must have been held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes (generally a six
(6)-month period).

          Cashless exercises are also permitted to the extent your option is exercised for vested shares of Common Stock. To use this procedure, you must provide irrevocable instructions to a Corporation-designated brokerage firm to effect the immediate sale of the vested shares of Common Stock purchased under your option and to pay over to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes. Concurrently with such instructions, you must also direct the Corporation to deliver the certificates for the purchased shares to the brokerage firm in order to complete the sale.

     19. DOES THE CORPORATION HAVE THE RIGHT TO REPURCHASE THE SHARES ACQUIRED UPON EXERCISE OF MY OPTION?

          The answer will depend upon the exercise and vesting schedules in effect for your option. If you are granted an option which becomes exercisable in a series of installments over your period of service, then the shares of Common Stock purchased under that option will be fully-vested when acquired and will not be subject to the Corporation's repurchase rights. However, if you are granted an option which is exercisable immediately, then the shares of Common Stock purchased under that option will normally be subject to a vesting schedule pursuant to which the Corporation may repurchase, at the original exercise price, any unvested shares you hold at the time of your termination of service. If you wait to exercise your option so that you purchase only vested shares, then the Corporation will not have any right to repurchase those shares.

          The Corporation's repurchase rights will also cover any new, substituted or additional securities or other property subsequently distributed with respect to your unvested shares of Common Stock by reason of any Recapitalization. Appropriate adjustments to reflect the distribution will be made to the number and/or class of securities subject to the Corporation's repurchase rights and the price per share payable upon the exercise of those rights.

          The Plan Administrator will have full discretion to establish the remaining terms upon which the Corporation's repurchase rights are to become exercisable (including the procedure for effecting such repurchase), and such terms will be included in the agreement evidencing the repurchase rights.

     20.  CAN I TRANSFER SHARES SUBJECT TO THE CORPORATION'S REPURCHASE RIGHTS?

          You may not transfer, assign or encumber any unvested shares of Common Stock which are subject to the Corporation's repurchase rights, except for certain gifts approved by the Plan Administrator or transfers by will or inheritance following your death. The certificates representing such unvested shares may, in the Plan Administrator's discretion, bear a legend indicating the existence of such transfer restrictions, or the unvested shares (and any securities or other property distributed with respect to the shares) may be held in escrow by the Corporation (or any successor entity) until you vest in those shares.

     21.  WHEN WILL THE CORPORATION'S REPURCHASE RIGHT LAPSE?

          The Corporation's repurchase right will lapse, and you will vest in your option shares, in one or more installments according to the vesting schedule established by the Plan Administrator and set forth in the agreement evidencing the repurchase right. In addition, the Corporation's repurchase right may under certain circumstances lapse, and the shares subject to the terminated right will thereupon vest, in connection with a Corporate Transaction or Change in Control. (For further information, see the discussion below under the "Early Termination of Options" section.)

     22. DOES THE PLAN INCLUDE ANY SPECIAL PROGRAMS?

          The Plan includes two special programs: the Stock Appreciation Rights Program and the Tax Withholding Program which are explained more fully below. The Plan Administrator will have the discretion to extend the benefits of either of those programs to one or more eligible individuals under the Plan. You will be notified in writing should you be selected for participation in either program.

     23.  WHAT IS THE STOCK APPRECIATION RIGHTS PROGRAM?

          The Plan Administrator has the discretion to grant to selected optionees tandem stock appreciation rights ("SARs") which provide the optionee with the right to elect between the normal exercise of the option for shares of Common Stock and the surrender of all or part of that option for a distribution from the Corporation equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the exercise price payable for those shares. The distribution may, in the Plan Administrator's discretion, be made in cash or in shares of Common Stock. There are a number of limitations governing the exercise of an SAR:

          -    The exercise of the SAR must be approved by the Plan
               Administrator.

          - If the Plan Administrator disapproves the exercise of the SAR, the optionee will retain whatever rights existed under the surrendered option (or surrendered portion) and may exercise those rights at any time before the later of (i) five (5) business days following notification of such disapproval or (ii) the last day on which the option is otherwise exercisable in accordance with its terms.

          -    No SAR may be transferred or assigned.

          The Plan Administrator may also grant limited SARs to one or more
Section 16 Insiders. Each outstanding option with such a limited SAR may be surrendered to the Corporation within thirty (30) days following the occurrence of a Hostile Take-Over. In return, the Section 16 Insider will receive a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise vested and exercisable for those shares) over (ii) the aggregate exercise price payable for those shares. The exercise of the limited SAR in accordance with the foregoing terms and conditions will be pre-approved by the Plan Administrator at the time the SAR is granted, and no additional approval of the Plan Administrator or the Board will be required at the time of the actual option surrender and cash distribution. Accordingly, the cash distribution to which the Section 16 Insider becomes entitled upon the exercise of the limited SAR will be made within five
(5) days following the option surrender date.

          A HOSTILE TAKE-OVER will be deemed to occur in the event any person or related group of persons directly or indirectly acquires securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

          The TAKE-OVER PRICE per share will be deemed to be equal to the greater of (i) the fair market value per share of Common Stock on the option surrender date or (ii) the highest reported price per share paid by the tender offeror in effecting the Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price will not exceed the clause (i) price per share.

          The shares of Common Stock subject to options surrendered in connection with the exercise of SARs will not be available for subsequent issuance under the Plan.

          NOTE: NONE OF THE OPTIONS INCORPORATED FROM THE PREDECESSOR PLAN CONTAIN ANY SARS.

     25.  WHAT IS THE TAX WITHHOLDING PROGRAM?

          The Plan Administrator may select one or more holders of Non-Statutory Options for participation in the Tax Withholding Program. Each selected individual may elect to have the Corporation withhold, from the shares of Common Stock purchased under his or her Non-Statutory Option, a portion of those shares with a fair market value equal to a designated percentage (not to exceed one hundred percent (100%)) of the Federal, state and local income and employment withholding taxes to which such individual may become subject in connection with the exercise of that option. In lieu of such direct withholding, the Plan Administrator may allow such individual to deliver previously acquired shares of Common Stock in satisfaction of the withholding tax liability. However, no shares of Common Stock will actually be withheld or accepted in satisfaction of such withholding tax liability except to the extent approved by the Plan Administrator, and any such withheld or delivered shares will be valued at fair market value on the date of the option exercise.


                                INCENTIVE OPTIONS

          This section applies only to Incentive Options. Non-Statutory Options are not subject to these provisions.

     25.  WHO IS ELIGIBLE TO RECEIVE AN INCENTIVE OPTION?

          Incentive Options may only be granted to individuals who are employees of the Corporation.

     26. IS THERE A LIMITATION ON THE NUMBER OF SHARES FOR WHICH AN INCENTIVE OPTION MAY BECOME EXERCISABLE IN ANY ONE CALENDAR YEAR?

          Yes. The aggregate fair market value of the shares of Common Stock (determined at the date of grant) for which an option may for the first time become exercisable in any calendar year as an Incentive Option under the Federal tax laws may not exceed $100,000. To the extent you hold two (2) or more Incentive Options which become exercisable for the first time in the same calendar year, the $100,000 limitation will be applied on the basis of the order in which those options were granted. Options which do not qualify for Incentive Option treatment under the Federal tax laws by reason of this dollar limitation may nevertheless be exercised as Non-Statutory Options in the calendar year in which they become exercisable for the excess number of shares.

                    EXAMPLE: On March 1, 2000, Sam Smith is granted an Incentive Option to purchase 20,000 shares of Common Stock at an exercise price of $15.00 per share, the fair market value of the Common Stock on that date. The option will become exercisable for the option shares in a series of four successive equal annual installments, beginning March 1, 2001. When the option becomes exercisable for the second annual installment on March 1, 2002, the fair market value of the Common Stock is assumed to be $25.00 per share. On April 25, 2001, Sam is granted a second Incentive Option to purchase 10,000 shares of Common Stock at an exercise price of $20.00 per share, the fair market value of the Common Stock on that date. This option will also become exercisable for the option shares in a series of four successive equal annual installments beginning on April 25, 2002. When the option becomes exercisable for the first annual installment on that date, the fair market value of the Common Stock is assumed to be $25.00 per share.

                    The aggregate fair market value of the 5,000 shares of Common Stock (measured as of the grant date) which become exercisable under the first option in calendar year 2002 is $75,000. The aggregate fair market value of the 2,500 shares of Common Stock (measured as of the grant date) which become exercisable under the second option in calendar year 2002 is $50,000. Accordingly, 1,250 of the shares which first become purchasable in calendar year 2002 under the calendar year 2001 option will not qualify for favorable tax treatment as Incentive Options because the aggregate value (as measured as of the grant date) of the shares of Common Stock for which the two options first become exercisable in calendar year 2002 exceeds $100,000 ($75,000 + $50,000 = $125,000). The 1,250 shares which do not qualify for Incentive Option treatment under the calendar year 2001 option may be exercised as Non-Statutory Options.

     27.  CAN AN INCENTIVE OPTION LOSE ITS QUALIFIED STATUS?

          Yes. An option granted as an Incentive Option will be taxed as a Non-Statutory Option if exercised more than three (3) months after you terminate employee status. Certain amendments or modifications to an outstanding option may also cause the loss of Incentive Option status, but no such amendment or modification may be made without your consent.

     28.  WHAT LIMITATIONS APPLY TO INCENTIVE OPTIONS GRANTED TO A 10%
          STOCKHOLDER?

          If an Incentive Option is granted to an individual who is at the time the owner of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation, then the exercise price per share cannot be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the grant date, and the option term may not exceed five (5) years from the grant date.


                          EARLY TERMINATION OF OPTIONS

     29.  WHAT HAPPENS TO MY OPTIONS IF MY SERVICE TERMINATES?

          After your termination of service for any reason other than death, disability or Misconduct (as defined below in Question 30), you will have a limited period of time in which to exercise your outstanding options for any shares of Common Stock in which you are vested on the date your service terminates. The length of this period will be set forth in your Option Agreement and will generally not be in excess of three (3) months. However, your option will in all events terminate on the specified expiration date of the option term. To the extent your options are not exercisable for one or more vested shares at the time of your termination of service, your options will immediately terminate and cease to be outstanding with respect to those unvested shares.

          Unless your Option Agreement specifically provides otherwise, you will be deemed to continue in service for so long as you render services to the Corporation, whether as (i) an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, (ii) a non-employee Board member or (iii) a consultant or other independent advisor.

          The Plan Administrator has the discretion to extend the period during which you may exercise one or more of your options following your termination of service and/or to permit such options to be exercised not only with respect to the number of shares of Common Stock in which you are at the time vested but also with respect to one or more additional installments in which you would have vested had you continued in service. You will be notified in writing in the event the Plan Administrator decides to provide you with any of those additional benefits.

     30. WHAT HAPPENS TO MY OPTIONS IF I AM DISCHARGED FROM SERVICE FOR MISCONDUCT?

          Should you be discharged from service for Misconduct or otherwise engage in Misconduct while your options are outstanding, then all of your outstanding options will immediately terminate. For purposes of the Plan, MISCONDUCT includes (i) any act of fraud, embezzlement or dishonesty, (ii) any unauthorized use or disclosure of confidential information or trade secrets of the Corporation, or (iii) any other intentional misconduct adversely affecting the business or affairs of the Corporation in a material manner. However, the foregoing list is not inclusive of all the acts or omissions which may be considered as grounds for dismissal or discharge of any individual in the Corporation's service.

     31.  WHAT HAPPENS TO MY OPTIONS IF I DIE OR BECOME DISABLED?

          If you die while any of your options are outstanding, the personal representative of your estate or the person or persons to whom the options are transferred by the provisions of your will or the laws of inheritance or pursuant to the beneficiary designation you have in effect for those options may exercise each of those options for any or all vested shares of Common Stock for which the option was exercisable on the date your service with the Corporation terminated, less any shares you may have subsequently purchased prior to your death. The right to exercise each such option will lapse upon the earlier of (i) the expiration of the option term or (ii) the first anniversary of the date of your death.

          If you terminate your service with the Corporation because you become permanently disabled, you will normally have a period of twelve (12) months from such termination date during which to exercise your options for any or all of the vested shares for which those options were exercisable at the time of such termination. In no event, however, may you exercise any option after the specified expiration of the option term. For purposes of the Plan, you will be deemed to be PERMANENTLY DISABLED if you are unable to perform any substantial gainful activity by reason of any medically-determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) consecutive months or more.

          NOTE: FOR OPTIONS INCORPORATED FROM THE PREDECESSOR PLAN, YOU WILL HAVE UNTIL THE EARLIER OF (i) THE EXPIRATION DATE OF THE OPTION TERM OR
     (ii) THE LIMITED PERIOD PROVIDED IN THE OPTION AGREEMENT FOR THE EXERCISE OF THAT OPTION FOLLOWING YOUR TERMINATION OF SERVICE.

     32.  WHAT HAPPENS TO MY OPTIONS IF THE CORPORATION IS ACQUIRED OR MERGED?

          In the event of a Corporate Transaction, all options outstanding under the Discretionary Option Grant Program will automatically vest on an accelerated basis so that each such option will, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares. However, an outstanding option will NOT vest and become exercisable on such an accelerated basis, if and to the extent: (i) the option is assumed by the successor corporation, (ii) such option is replaced with a cash incentive program which preserves the option spread existing on the unvested shares subject to the option at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of the option is subject to other limitations imposed by the Plan Administrator in the Option Agreement. In addition, all of the Corporation's outstanding repurchase rights under the Discretionary Option Grant Program will automatically terminate in the event of a Corporate Transaction except to the extent: (i) the repurchase right is assigned to the successor corporation or (ii) termination of the repurchase right is subject to other limitations imposed by the Plan Administrator in the agreement evidencing the right.

          All outstanding options under the Discretionary Option Grant Program will, to the extent not assumed by the successor corporation, terminate and cease to be outstanding immediately following the completion of the Corporate Transaction.

          Any Incentive Options accelerated upon the Corporate Transaction will remain exercisable as Incentive Options under the Federal tax laws only to the extent the applicable $100,000 limitation is not exceeded. If such limitation is exceeded, the option may be exercised for the excess number of shares as a Non-Statutory Option.

          A CORPORATE TRANSACTION will be deemed to occur upon (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction or (ii) a sale, transfer or other disposition of all or substantially all the assets of the Corporation in liquidation or dissolution of the Corporation.

          NOTE: THE OPTIONS INCORPORATED FROM THE PREDECESSOR PLAN WILL VEST UPON AN ACQUISITION OF THE CORPORATION BY MERGER OR ASSET SALE AND BECOME IMMEDIATELY EXERCISABLE FOR ALL THE OPTION SHARES, UNLESS THE REPURCHASE RIGHTS APPLICABLE TO THE OPTION SHARES ARE TRANSFERRED TO THE ACQUIRING COMPANY. THE OPTIONS WILL TERMINATE IMMEDIATELY AFTER THE ACQUISITION, UNLESS ASSUMED BY THE SUCCESSOR ENTITY.

     33.  WHAT HAPPENS TO MY OPTIONS THAT ARE ASSUMED UPON A CORPORATE
          TRANSACTION?

          Each option under the Discretionary Option Grant Program which is assumed by the successor corporation will, immediately after the Corporate Transaction, be appropriately adjusted to apply to the number and class of securities which would have been issued to the optionee in consummation of the Corporate Transaction had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the exercise price payable per share under each assumed option, provided the aggregate exercise price for the option shares will remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

          The Plan Administrator may structure one or more options granted under the Discretionary Option Grant Program so that those options will immediately vest and become exercisable for all the option shares as fully vested shares upon an Involuntary Termination of the optionee's service within a designated period (not to exceed eighteen (18) months) following the effective date of a Corporate Transaction in which the options are assumed and do not otherwise vest at that time. Any option so accelerated will remain exercisable for the vested shares until the expiration or sooner termination of the option term. In addition, the Plan Administrator may structure one or more of the Corporation's outstanding repurchase rights so that those rights will automatically terminate, and the shares subject those terminated rights will immediately vest, upon such an Involuntary Termination. You should review your Option Agreement to determine whether the options you hold will in fact accelerate upon such an Involuntary Termination.

          An INVOLUNTARY TERMINATION will be deemed to occur upon (i) the optionee's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct or (ii) such individual's voluntary resignation following
(A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate performance-based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the optionee's consent.

          NOTE: A NUMBER OF OUTSTANDING OPTIONS INCORPORATED FROM THE PREDECESSOR PLAN INCLUDE A SPECIAL VESTING ACCELERATION PROVISION PURSUANT TO WHICH THOSE OPTIONS WILL VEST AND BECOME IMMEDIATELY EXERCISABLE FOR ALL THE OPTION SHARES AS FULLY-VESTED SHARES UPON AN INVOLUNTARY TERMINATION OF THE OPTIONEE'S SERVICE WITHIN EIGHTEEN (18) MONTHS FOLLOWING AN ACQUISITION OF THE CORPORATION BY A MERGER OR ASSET SALE.

     34. WHAT HAPPENS TO MY OPTIONS IF THERE IS A CHANGE IN CONTROL OF THE CORPORATION?

          The Plan Administrator may structure one or more options granted under the Discretionary Option Grant Program so that those options will immediately vest and become exercisable for all the option shares as fully vested shares either upon the occurrence of a Change in Control or upon an Involuntary Termination of the optionee's service within a designated period (not to exceed eighteen (18) months) following the effective date of that Change in Control. In addition, the Plan Administrator may structure one or more of the Corporation's outstanding repurchase rights so that those rights will automatically terminate, and the shares subject those terminated rights will immediately vest, upon such a Change in Control or subsequent Involuntary Termination. You should review your Option Agreement to determine whether the options you hold will in fact accelerate upon a Change in Control or your subsequent Involuntary Termination.

          Any option accelerated in connection with a Change in Control or subsequent Involuntary Termination will remain exercisable for fully-vested shares until the expiration or sooner termination of the option term. However, any Incentive Option so accelerated will remain exercisable as an Incentive Option under the Federal tax laws only to the extent the applicable $100,000 limitation is not exceeded. If such limitation is exceeded, the option may be exercised for the excess number of shares as a Non-Statutory Option.

          A CHANGE IN CONTROL will be deemed to occur in the event (i) any person directly or indirectly acquires securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders or (ii) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          NOTE: NONE OF THE OPTIONS INCORPORATED FROM THE PREDECESSOR PLAN CONTAIN ANY CHANGE IN CONTROL ACCELERATION PROVISIONS.


                     SALARY INVESTMENT OPTION GRANT PROGRAM

     35.  WHAT IS THE SALARY INVESTMENT OPTION GRANT PROGRAM?

          The Salary Investment Option Grant Program may become effective for one or more calendar years designated by the Compensation Committee. Once the Salary Investment Program is implemented, the Compensation Committee will have the discretionary authority to select the executive officers and other highly compensated employees who may participate each year, and the selected individuals may elect to invest a portion of their base salary for the upcoming calendar year in a special below-market option grant. The elected investment will be effected through a reduction in the participant's salary for that calendar year by a designated dollar amount. In return, the participant will receive an option to purchase shares of Common Stock at an aggregate discount from the fair market value of the option shares on the grant date equal to the amount by which his or her salary is to be reduced. The election must be filed with the Compensation Committee prior to the start of the calendar year for which the salary reduction is to be in effect, and the election, once filed, will be irrevocable.

     36. ARE THERE ANY LIMITATIONS ON THE AMOUNT OF SALARY REDUCTION A PARTICIPANT MAY ELECT?

          The salary investment amount subject to the participant's election may not be less than Ten Thousand Dollars ($10,000) nor more than Fifty Thousand Dollars ($50,000).

     37. WHAT ARE THE TERMS OF THE OPTIONS GRANTED UNDER THE SALARY INVESTMENT OPTION GRANT PROGRAM?

          The participant will be granted a stock option under the program on the first trading day in January of the calendar year for which the salary reduction is to be in effect. Such option will be subject to substantially the same terms and conditions applicable to option grants under the Discretionary Option Grant Program, except for the following differences:

          - Each option will be a Non-Statutory Option and will have a maximum term of ten (10) years measured from the option grant date.

          - The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the option grant date.

          - The number of shares subject to the option will be determined by dividing the total dollar amount of the reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date (and rounding down to the nearest whole share).

          - The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

          - The optionee will have until the earlier of (i) the expiration date of the option term or (ii) the expiration of the three (3)-year period measured from the date of his or her cessation of service in which to exercise the option for any option shares for which the option is exercisable on the date of such cessation of service. However, upon the optionee's cessation of service, the option will immediately terminate and cease to be outstanding with respect to any option shares for which the option is not otherwise at that time exercisable.

          - Should a Corporate Transaction occur during the optionee's period of service, then his or her salary investment option will automatically accelerate so that the option will, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to that option, and the accelerated option may be exercised for any or all of those shares as fully-vested shares. The accelerated option will terminate immediately after the Corporate Transaction, except to the extent assumed by the successor corporation (or its parent corporation). Any option so assumed will remain exercisable for the fully-vested shares until the earlier of
(i) the expiration of the option term or (ii) the expiration of the three
(3)-year period measured from the date of the optionee's cessation of service.

          - Should a Change in Control occur during the optionee's period of service, then his or her salary investment option will automatically accelerate so that the option will, immediately prior to the effective date of such Change in Control, become exercisable for all the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares. The accelerated option will remain exercisable until the earliest to occur of (i) the expiration of the option term, (ii) the expiration of the three (3)-year period measured form the date of the optionee's cessation of service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

          - Each salary investment option grant will include a limited SAR. Accordingly, upon a Hostile Take-Over, that option may be surrendered to the Corporation for a cash distribution in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise exercisable for those shares) over (ii) the aggregate exercise price payable for those shares.

                             STOCK ISSUANCE PROGRAM

     38.  HOW ARE SHARES OF COMMON STOCK ISSUED UNDER THE STOCK ISSUANCE
          PROGRAM?

          The Plan Administrator will have complete discretion to determine when and to whom share issuances are to be made under the Stock Issuance Program and the terms of each such issuance. Each share issuance will be evidenced by a stock issuance agreement (the "Issuance Agreement") executed by the Corporation and the participant.

          Alternatively, the Plan Administrator may issue the shares pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a specified period of service.

     39.  HOW IS THE PURCHASE PRICE DETERMINED?

          The purchase price per share will be determined by the Plan Administrator but will not be less than one hundred percent (100%) of the fair market value of the Common Stock on the issuance date.

     40. WHAT FORM OF PAYMENT IS REQUIRED FOR SHARES ISSUED UNDER THE STOCK ISSUANCE PROGRAM?

          The purchase price will be due immediately upon the issuance of the Common Stock and may be paid in cash or check payable to the Corporation. Shares of Common Stock may also be issued as a bonus for past services rendered to the Corporation without any cash payment required of the participant.

     41. WHEN DO SHARES OF COMMON STOCK ACQUIRED UNDER THE STOCK ISSUANCE PROGRAM VEST?

          Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully-vested upon issuance or may vest over the participant's period of service or upon attainment of specified performance objectives. The Plan Administrator will determine the vesting schedule applicable to any unvested shares of Common Stock issued under the program, and that schedule will be incorporated into the Issuance Agreement for those shares.

     42. DOES THE CORPORATION HAVE THE RIGHT TO REPURCHASE THE SHARES ACQUIRED UNDER THE STOCK ISSUANCE PROGRAM?

          The answer will depend on the vesting schedule in effect for your shares. If you are issued shares of Common Stock which are fully vested, then those shares will not be subject to the Corporation's repurchase rights. However, if you are issued shares which are not fully vested at the time of issuance, then the Corporation may repurchase those shares should you fail to complete the applicable service requirement or should the Corporation not attain the specified performance objectives. If you paid for the unvested shares in cash, then the Corporation will refund the purchase price at the time those shares are repurchased. If you delivered a promissory note in payment for such shares, the Corporation will, in effecting the repurchase, cancel the principal balance of the note attributable to the repurchased shares.

          The Corporation's repurchase rights will also cover any new, substituted or additional securities or other property subsequently distributed with respect to your unvested shares by reason of any Recapitalization. Appropriate adjustments to reflect the distribution will be made to the number and/or class of securities subject to the Corporation's repurchase rights and the price per share (if any) payable upon the exercise of those rights.

          The Plan Administrator may waive one or more of the Corporation's outstanding repurchase rights with respect to any unvested shares of Common Stock you hold at the time of your cessation of service and thereby trigger the immediate vesting of those shares.

          The Plan Administrator will have full discretion to establish the remaining terms upon which the Corporation's repurchase rights are to become exercisable (including the procedure for effecting such repurchase). All the terms of the repurchase right will be included in the Issuance Agreement.

     43.  CAN I TRANSFER SHARES SUBJECT TO THE CORPORATION'S REPURCHASE RIGHTS?

          You may not transfer, assign or encumber any unvested shares of Common Stock which are subject to the Corporation's repurchase rights, except for permissible gifts approved by the Plan Administrator, transfers by will or inheritance following your death or transfers to the Corporation in pledge as security for any promissory note delivered in payment for the shares. The certificates representing such unvested shares may, in the Plan Administrator's discretion, bear a legend indicating the existence of such transfer restrictions, or the unvested shares (and any securities or other property distributed with respect to such shares) may be held in escrow by the Corporation (or any successor entity) until you vest in those shares.

     44.  WHAT HAPPENS TO UNVESTED SHARES IF THE CORPORATION IS ACQUIRED OR
          MERGED?

          In the event of a Corporate Transaction, all unvested shares of Common Stock acquired under the Stock Issuance Program will immediately vest in full, except to the extent the Corporation's repurchase rights with respect to those shares are assigned to the successor corporation or such accelerated vesting is subject to other limitations imposed by the Plan Administrator in the Issuance Agreement.

     45. WHAT HAPPENS TO REPURCHASE RIGHTS THAT ARE ASSIGNED UPON A CORPORATE TRANSACTION?

          The Plan Administrator may structure one or more repurchase rights so that those rights will automatically terminate, and the shares subject to those terminated rights will immediately vest, upon an Involuntary Termination of the participant's service within a designated period (not to exceed eighteen (18) months) following the effective date of a Corporate Transaction in which those repurchase rights are assigned to the successor corporation and do not otherwise terminate. You should review your Issuance Agreement to determine whether your unvested shares will in fact accelerate upon such an Involuntary Termination.

     46. WHAT HAPPENS TO UNVESTED SHARES IF THERE IS A CHANGE IN CONTROL OF THE CORPORATION?

          The Plan Administrator may structure one or more repurchase rights so that those rights will automatically terminate, and the shares subject to those terminated rights will immediately vest, either upon the occurrence of a Change in Control or upon an Involuntary Termination of the participant's service within a designated period (not to exceed eighteen (18) months) following the effective date of that Change in Control. You should review your Issuance Agreement to determine whether your unvested shares will in fact accelerate upon such a Change in Control or subsequent Involuntary Termination.

     47. DO I HAVE ANY STOCKHOLDER RIGHTS WITH RESPECT TO SHARES ISSUED UNDER THE STOCK ISSUANCE PROGRAM?

          You will have full stockholder rights with respect to the shares of Common Stock issued to you under the Stock Issuance Program, including the right to vote such shares and receive all regular cash dividends paid on such shares, whether or not such shares are vested. However, unvested shares will be subject to the transfer restrictions specified above.

          Share right awards under the program will not entitle you to any stockholder rights until the shares of Common Stock subject to those awards are actually issued upon the attainment of the performance goals or the completion of the required service period.

     48. IS THE TAX WITHHOLDING PROGRAM AVAILABLE UNDER THE STOCK ISSUANCE PROGRAM?

          Yes. The Plan Administrator will have the discretion to extend the Tax Withholding Program to holders of unvested shares of Common Stock under the Stock Issuance Program who elect to be taxed on those shares at the time of vesting rather than at the time of issuance. Each selected participant may accordingly elect to have the Corporation withhold, from the shares which otherwise vest at the time, a portion of those shares with a fair market value equal to a designated percentage (not to exceed one hundred percent (100%)) of the Federal, state and local income and employment withholding taxes to which the participant may become subject in connection with the vesting of those shares. In lieu of such direct withholding, the selected participants may also be allowed to deliver existing shares of Common Stock to the Corporation in satisfaction of such withholding tax liability. However, no shares will actually be withheld or accepted in satisfaction of such withholding tax liability except to the extent approved by the Plan Administrator, and any such withheld or delivered shares will be valued at fair market value on the vesting date.

          You will be notified in writing should you be selected for participation in the Tax Withholding Program.


                              DISPOSITION OF SHARES

     49. WHEN CAN I SELL MY SHARES ACQUIRED UNDER THE DISCRETIONARY OPTION GRANT AND STOCK ISSUANCE PROGRAMS?

          As a Section 16 Insider, you will be subject to certain restrictions in connection with your transactions under the Discretionary Option Grant and Stock Issuance Programs. These restrictions are described in detail in the "Restrictions on Resale" section below.


                                  MISCELLANEOUS

     50.  IS FINANCING AVAILABLE UNDER THE PLAN?

          The Plan Administrator may assist you in the acquisition of shares of Common Stock under the Discretionary Option Grant Program or Stock Issuance Program by permitting you to pay the purchase price for the shares through a promissory note payable in one or more installments. The terms of any such promissory note, including the interest rate and terms of repayment, will be established in the sole discretion of the Plan Administrator. Promissory notes will be made on a full-recourse basis, and the maximum credit available to you may not exceed the purchase price payable for the acquired shares plus any withholding tax liability incurred by you in connection with such acquisition. In addition, the Corporation will comply with all applicable requirements of Regulation U of the Board of Governors of the Federal Reserve System in connection with any financing extended under the Plan.

     51. DO I HAVE THE RIGHT TO REMAIN EMPLOYED UNTIL MY OPTIONS UNDER THE DISCRETIONARY OPTION GRANT OR THE SALARY INVESTMENT OPTION GRANT PROGRAM, OR MY SHARES UNDER THE STOCK ISSUANCE PROGRAM, VEST?

          No. Nothing in the Plan or in any option grant or stock issuance under the Plan is intended to provide any person with the right to remain in the Corporation's service for any specific period, and both you and the Corporation will each have the right to terminate your service at any time and for any reason, with or without cause.

     52. ARE THERE ANY CIRCUMSTANCES WHICH WOULD CAUSE ME TO LOSE MY RIGHTS WITH RESPECT TO AN OPTION GRANT OR A STOCK ISSUANCE?

          Yes. The grant of options and the issuance of Common Stock under such options or pursuant to the Stock Issuance Program are subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the securities issuable thereunder. It is possible that the Corporation could be prevented from granting options or from issuing shares of Common Stock under the Plan in the event one or more required approvals or permits were not obtained.

     53. DOES THE PLAN RESTRICT THE AUTHORITY OF THE CORPORATION TO GRANT OR ASSUME OPTIONS OUTSIDE OF THE PLAN?

          No. The Plan does not limit the authority of the Corporation to grant options outside of the Plan or to grant options to, or assume the options of, any person in connection with the acquisition of the business and assets of any firm, corporation or other business entity.

     54. DOES THE GRANT OF AN OPTION OR THE ISSUANCE OF SHARES UNDER THE PLAN AFFECT MY ELIGIBILITY TO PARTICIPATE IN OTHER PLANS OF THE CORPORATION?

          No. Option grants and stock issuances made under the Plan do not in any way affect, limit or restrict your eligibility to participate in any other stock plan or other compensation or benefit plan or program maintained by the Corporation.

     55.  WHAT IS A PARENT CORPORATION?

          A corporation is a parent corporation if such corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities.

     56.  WHAT IS A SUBSIDIARY CORPORATION?

          A corporation is a subsidiary corporation if the Corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of the outstanding securities of that corporation.

     57.  IS THE PLAN SUBJECT TO ERISA?

          The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) or Section 401(a) of the Code.


                             RESTRICTIONS ON RESALE

     58.  WHAT RESTRICTIONS APPLY BECAUSE I AM A SECTION 16 INSIDER?

          Section 16(b) of the 1934 Act requires the Corporation to recover any profit realized by any officer, director or beneficial owner of more than ten percent (10%) of the outstanding Common Stock (a "Section 16 Insider") from any purchase and sale, or sale and purchase, of such Common Stock made within a period of less than six (6) months.

          The Securities and Exchange Commission (the "SEC") has issued a series of revised rules under Section 16(b) of the 1934 Act which govern the short-swing liability treatment of certain transactions effected by a Section 16 Insider under equity incentive plans such as the Plan. The application of those rules to Plan transactions may be summarized as follows.

          Option Grant. The receipt of an option grant will not be treated as a "purchase" of the underlying option shares for short-swing liability purposes.

          Option Exercise. The exercise of an option under the Plan will be an exempt transaction and will not be treated as a "purchase" of the acquired shares for short-swing liability purposes.

          Delivery of Shares. The delivery of shares of Common Stock in payment of the exercise price will be an exempt transaction for short-swing liability purposes.

          Stock Withholding. The withholding of a portion of the shares of Common Stock otherwise issuable to the Section 16 Insider by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of his or her outstanding options or the vesting of his or her stock issuances will be an exempt transaction for short-swing liability purposes if such withholding is approved by the Plan Administrator, either at the time of the option exercise or vesting of the shares or at any earlier time. The delivery of shares of Common Stock out of the Section 16 Insider's existing investment portfolio in satisfaction of the applicable tax withholding liability will be an exempt transaction for short-swing liability purposes if approved by the Plan Administrator.

          Direct Stock Issuances. The direct issuance of shares of Common Stock under the Stock Issuance Program, whether effected as a purchase or bonus, will be an exempt transaction and will not be treated as a "purchase" of the issued shares for short-swing liability purposes.

          Vesting of Issued Shares. The vesting of shares issued under the Plan will not be taken into account for short-swing liability purposes.

          SAR Transactions. The grant of an SAR will not be treated as a purchase of the underlying shares of Common Stock subject to that grant. If the SAR is subsequently exercised for shares of Common Stock, the exercise of such right will not be treated as a "purchase" of the acquired shares for short-swing liability purposes. If the SAR is exercised for cash, including the cash-out of an option in connection with a Hostile Take-Over, then the transaction will be exempt from short-swing liability if approved by the Plan Administrator either at the time of exercise or at any earlier time.

          Repurchase of Unvested Shares. The surrender of unvested shares to the Corporation for cancellation without any cash payment or other consideration to the participant will not be deemed a "sale" of those shares for short-swing liability purposes. The repurchase of unvested shares by the Corporation for consideration equal to the original purchase price paid for those shares will normally not result in a "sale" transaction for short-swing liability purposes.

          Sale of Shares. The sale of any shares acquired under the Plan will be treated as a "sale" for short-swing liability purposes and will be matched with any non-exempt purchases of Common Stock (e.g. open-market purchases) made within six (6) months before or after the date of such sale.

          REPORTING REQUIREMENTS

          Each of the following transactions involving the Section 16 Insider must be reported on the annual Form 5 required to be filed by such individual within forty-five (45) days after the close of the Corporation's fiscal year in which such transaction occurs or may be reported on any earlier-filed Form 4:

          * Receipt of option grant or SAR

          * Acquisition of shares under the Stock Issuance Program

          * Surrender of unvested shares for repurchase

          However, the receipt of an option grant or SAR must in all events be reported on or before the due date for the Form 4 in which the exercise of that option or SAR must be reported.

          The exercise of an option or SAR must be reported on a Form 4 filed within ten (10) days after the close of the calendar month in which such exercise occurs. If the exercise price is paid with shares of Common Stock, then the disposition of those shares should also be reported on the same Form 4 for the option exercise.

          The sale of Common Stock must be reported on a Form 4 filed within ten
(10) days after the close of the calendar month in which the sale is effected.

          When shares of Common Stock are withheld in satisfaction of applicable withholding taxes, the Section 16 Insider should report the gross number of shares acquired upon the exercise of the option (including the withheld shares) on the Form 4 filed for the month in which the option is exercised and should also report the disposition of the withheld shares on that same Form 4.

     59.  WHAT RESTRICTIONS APPLY IF I AM AN AFFILIATE?

               In general, persons with power to manage and direct the policies of the Corporation, their relatives and trusts, estates, corporations or other entities controlled by any of those persons may be deemed to be affiliates of the Corporation. Affiliates of the Corporation are obligated to resell their shares of Common Stock in compliance with SEC Rule 144. This rule requires such sales to be effected in "brokers' transactions," as defined in the rule, and a written notice of each sale must be filed with the SEC at the time of such sale. The rule also limits the number of shares which may be sold in any three
(3)-month period to the greater of (i) one percent (1%) of the outstanding shares of Common Stock or (ii) the average weekly reported volume of trading in such shares on all securities exchanges during the four (4) calendar weeks preceding the filing of the required notice of proposed sale. However, there will be no Rule 144 holding period requirements applicable to the shares of Common Stock acquired under the Plan.

               AS AN OFFICER OR DIRECTOR OF THE CORPORATION, OR A NON-EMPLOYEE BOARD MEMBER, YOU SHOULD CONSULT WITH COUNSEL BEFORE OFFERING FOR SALE ANY SHARES OF COMMON STOCK ACQUIRED UNDER THE PLAN IN ORDER TO ASSURE YOUR COMPLIANCE WITH RULE 144, SECTION 16 AND ALL OTHER APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS.

               QUESTIONS AND ANSWERS ON FEDERAL TAX CONSEQUENCES

               The following is a general description of the Federal income tax consequences of option grants and stock issuances under the Plan. State and local tax treatment, which is not discussed below, may vary from such Federal income tax treatment. You should consult with your own tax advisor as to the tax consequences of your particular transactions under the Plan.

               The tax consequences of Incentive Options and Non-Statutory Options differ as described below.

                               INCENTIVE OPTIONS

     T1. WILL THE GRANT OF AN INCENTIVE OPTION RESULT IN FEDERAL INCOME TAX LIABILITY TO ME?

          No.

     T2. WILL THE EXERCISE OF AN INCENTIVE OPTION RESULT IN FEDERAL INCOME TAX LIABILITY TO ME?

          No. You will not recognize taxable income at the time the Incentive Option is exercised. However, the amount by which the fair market value (at the time of exercise) of the purchased shares exceeds the exercise price paid for those shares will constitute an adjustment to your income for purposes of the alternative minimum tax (see the "Alternative Minimum Tax" section below). On or before January 31 of the calendar year following the calendar year in which you exercise your Incentive Option, you will receive an information statement from the Corporation indicating, among other items, the number of shares of Common Stock you purchased in connection with such exercise, the market price of the Common Stock on the exercise date and the price you paid for the purchased shares.

     T3. WHEN WILL I BE SUBJECT TO FEDERAL INCOME TAX ON SHARES ACQUIRED UNDER AN INCENTIVE OPTION?

          Generally, you will recognize income in the year in which you make a disposition of the shares purchased under your Incentive Option.

     T4.  WHAT CONSTITUTES A DISPOSITION OF INCENTIVE OPTION SHARES?

          A disposition of shares purchased under an Incentive Option will occur in the event you transfer legal title to those shares, whether by sale, exchange or gift, or you deliver such shares in payment of the exercise price of any other Incentive Option you hold. However, a disposition will not occur if you engage in any of the following transactions: a transfer of the shares to your spouse, a transfer into joint ownership with right of survivorship provided you remain one of the joint owners, a pledge of the shares as collateral for a loan, a transfer by bequest or inheritance upon your death or certain tax-free exchanges of the shares permitted under the Code.

     T5. HOW IS MY FEDERAL INCOME TAX LIABILITY DETERMINED WHEN I DISPOSE OF MY SHARES?

          Your Federal income tax liability will depend upon whether you make a qualifying or disqualifying disposition of the shares purchased under your Incentive Option. A qualifying disposition will occur if the sale or other disposition of the shares takes place more than two (2) years after the date the Incentive Option was granted and more than one (1) year after the date that option was exercised for the particular shares involved in the disposition. A disqualifying disposition is any sale or other disposition made before both of these minimum holding periods are satisfied.

     T6.  WHAT IF I MAKE A QUALIFYING DISPOSITION?

          You will recognize a long-term capital gain equal to the excess of (i) the amount realized upon the sale or other disposition over (ii) the exercise price paid for the shares. You will recognize a long-term capital loss if the amount realized is lower than the exercise price paid for the shares. (For the tax rates applicable to capital gain, please see Question T27.)

                    EXAMPLE: On March 1, 2000, you are granted an Incentive Option for 1,000 shares with an exercise price of $15.00 per share. On March 1, 2002, you exercise the option for 500 vested shares when the market price is $25.00 per share. The purchased shares are held until July 1, 2003, when you sell them for $30.00 per share.

                    Because the disposition of the shares is made more than two
          (2) years after the grant date of the Incentive Option and more than one (1) year after the option was exercised for the shares sold on July 1, 2003, the sale represents a qualifying disposition of such shares, and for Federal income tax purposes, there will be a long-term capital gain of $15.00 per share.

     T7.  WHAT ARE THE NORMAL TAX RULES FOR A DISQUALIFYING DISPOSITION?

          Normally, when you make a disqualifying disposition of shares purchased under an Incentive Option, you will recognize ordinary income at the time of the disposition in an amount equal to the excess of (i) the fair market value of the shares on the option exercise date over (ii) the exercise price paid for those shares. If the disqualifying disposition is effected by means of an arm's length sale or exchange with an unrelated party, the ordinary income will be limited to the amount by which (i) the amount realized upon the disposition of the shares or

(ii) their fair market value on the exercise date, whichever is less, exceeds the exercise price paid for the shares. The amount of your disqualifying disposition income will be reported by the Corporation on your W-2 wage statement for the year of disposition, and any applicable withholding taxes which arise in connection with the disqualifying disposition will be deducted from your wages or otherwise collected from you.

          Any additional gain recognized upon the disqualifying disposition will be capital gain, which will be long-term if the shares have been held for more than one (1) year following the exercise date of the option. (See Question T27 below for the tax rates applicable to capital gain.)

                    EXAMPLE: On March 1, 2000, you are granted an Incentive Option for 1,000 shares with an exercise price of $15.00 per share. On March 1, 2002, you exercise this option for 500 vested shares when the market price is $25.00 per share. The purchased shares are held until December 15, 2002, when you sell them for $30.00 per share.

                    Because the disposition of the shares is made less than one
          (1) year after the Incentive Option was exercised for the shares sold on December 15, 2002, the sale represents a disqualifying disposition of the shares, and for Federal income tax purposes, the gain upon the sale will be divided into two (2) components:

                    Ordinary Income: You will recognize ordinary income in the amount of $10.00 per share, the excess of the $25.00 per share market price of the shares on the date the option was exercised over the $15.00 per share exercise price.

                    Capital Gain: You will also recognize a short-term capital gain of $5.00 per share with respect to each share sold.

          In the event the shares purchased under an Incentive Option are sold in a disqualifying disposition for less than the exercise price paid for those shares, you will not recognize any income but will recognize a capital loss equal to the excess of (i) the exercise price paid for the shares over (ii) the amount realized upon the disposition of those shares. For example, if the shares in the above Example are sold for $12.00 per share in the disqualifying disposition, you would simply recognize a short-term capital loss of $3.00 per share.

     T8. WHAT IF THE SHARES PURCHASED UNDER AN INCENTIVE OPTION ARE SUBJECT TO A SUBSTANTIAL RISK OF FORFEITURE, SUCH AS THE CORPORATION'S REPURCHASE RIGHT?

          If the shares purchased under your Incentive Option are subject to a substantial risk of forfeiture, such as the Corporation's right to repurchase those shares at the original exercise price in the event your service terminates prior to vesting in such shares, then the amount of ordinary income you would recognize upon a disqualifying disposition of those shares will be based upon their fair market value on the date the forfeiture period lapses (i.e., the vesting date for the shares), rather than the date the Incentive Option is exercised, and the holding period for determining whether any additional gain is long-term or short-term capital gain will not commence until such lapse date. In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether such a result can be avoided, and the normal disqualifying disposition rules discussed above reinstated, by making a conditional election pursuant to Code Section 83(b) to have the ordinary income measured at the time the Incentive Option is exercised. (See the discussion below concerning Code
Section 83(b) elections for additional information.) Because of the uncertainty as to the precise tax consequences of such a conditional election, you should consult with your own tax advisor before filing any such election.

     T9.  WHAT ARE THE FEDERAL TAX CONSEQUENCES TO THE CORPORATION?

          If you make a qualifying disposition of shares acquired upon the exercise of an Incentive Option, then no income tax deduction may be taken by the Corporation with respect to such shares. Should you make a disqualifying disposition of such shares, then the Corporation will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the disposition. The deduction will, in general, be allowed to the Corporation in the taxable year in which the disposition occurs.

     T10. WHAT ARE THE CONSEQUENCES OF PAYING THE EXERCISE PRICE OF AN INCENTIVE
          OPTION IN THE FORM OF SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF AN EARLIER-GRANTED INCENTIVE OPTION IF THE DELIVERY OF THE SHARES RESULTS IN A DISQUALIFYING DISPOSITION?

          If the delivery of the shares acquired under an earlier granted Incentive Option results in a disqualifying disposition, then you will be subject to ordinary income taxation on the excess of (i) the fair market value of the delivered shares at the time of their original purchase (or at the time any forfeiture restriction applicable to those shares lapsed) over (ii) the exercise price paid for the delivered shares.

          The tax basis and capital gain holding periods for the shares of Common Stock purchased upon exercise of the Incentive Option will be determined as follows:

                    (i) To the extent the purchased shares equal in number the delivered shares as to which there is a disqualifying disposition, the basis for the new shares will be equal to the fair market value of the delivered shares at the time they were originally purchased (or at the time any forfeiture restriction applicable to those shares lapsed), and the capital gain holding period for those shares will include the period for which the delivered shares were held (measured from their original purchase date or (if later) from the lapse date of any forfeiture restriction applicable to those shares).

                    (ii) To the extent the number of purchased shares exceeds the number of delivered shares, the additional shares will have a zero basis and a capital gain holding period measured (in general) from the exercise date.

     T11. WHAT ARE THE CONSEQUENCES OF PAYING THE EXERCISE PRICE OF AN INCENTIVE
          OPTION IN THE FORM OF SHARES OF COMMON STOCK (i) ACQUIRED UNDER AN INCENTIVE OPTION AND HELD FOR THE REQUISITE HOLDING PERIODS, (ii) ACQUIRED UNDER A NON-STATUTORY OPTION OR (iii) ACQUIRED THROUGH OPEN-MARKET PURCHASES?

          If the exercise price for the Incentive Option is paid with shares of Common Stock (i) acquired under an Incentive Option and held for the requisite minimum holding periods for a qualifying disposition, (ii) acquired under a Non-Statutory Option or (iii) acquired through open-market purchases, you will not recognize any taxable income (other than as described in the "Alternative Minimum Tax" section below) with respect to the shares of Common Stock purchased upon exercise of the Incentive Option. To the extent the purchased shares equal in number the shares of Common Stock delivered in payment of the exercise price, the new shares will have the same basis and holding period for capital gain purposes as the delivered shares. To the extent the number of purchased shares exceeds the number of delivered shares, the additional shares will have a zero basis and a capital gain holding period measured (in general) from the exercise date.

     T12. WHAT ARE THE CONSEQUENCES OF A SUBSEQUENT DISPOSITION OF SHARES
          PURCHASED UNDER AN INCENTIVE OPTION WITH SHARES OF COMMON STOCK?

          If the Incentive Option is exercised with shares of Common Stock, then those shares purchased under the Incentive Option which have a zero basis will be treated as the first shares sold or otherwise transferred in a disqualifying disposition. Accordingly, upon such a disqualifying disposition, you will recognize ordinary income with respect to the zero basis shares in an amount equal to their fair market value on the date the option was exercised for those shares or, if such shares were subject to any forfeiture restriction, on the date that restriction lapsed. Any additional gain upon such disqualifying disposition will in most instances be taxed as short-term capital gain.


                              NON-STATUTORY OPTIONS

     T13. WILL THE GRANT OF A NON-STATUTORY OPTION RESULT IN FEDERAL INCOME TAX
          LIABILITY TO ME?

          No.

     T14. WILL THE EXERCISE OF A NON-STATUTORY OPTION RESULT IN FEDERAL INCOME
          TAX LIABILITY TO ME?

          Normally, you will recognize ordinary income in the year in which the Non-Statutory Option is exercised in an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. This income will be reported by the Corporation on your W-2 wage statement for the year of exercise (or on a Form 1099 if you are not an employee), and you will be required to satisfy the tax withholding requirements applicable to this income.

     T15. WHAT IF THE SHARES PURCHASED UNDER A NON-STATUTORY OPTION ARE SUBJECT
          TO A SUBSTANTIAL RISK OF FORFEITURE, SUCH AS THE CORPORATION'S REPURCHASE RIGHT?

          If the shares you purchase under a Non-Statutory Option are unvested and subject to a substantial risk of forfeiture, such as the Corporation's right to repurchase those shares at the original exercise price upon your termination of service prior to vesting in such shares, then you will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Corporation's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date such shares vest over (ii) the exercise price paid for those shares.

          If you purchase unvested shares subject to the Corporation's repurchase right, you may elect under Code Section 83(b) to recognize income at the time of exercise (see the question below concerning the effect of making a Section 83(b) election). If such election is made, you will not recognize any additional income with respect to your shares until such shares are sold or otherwise transferred in a taxable transaction.

     T16. WHAT IS THE EFFECT OF MAKING A SECTION 83(b) ELECTION?

          If you purchase shares subject to the Corporation's repurchase right, you may elect under Code Section 83(b) to include as ordinary income in the year of exercise an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for the shares. The fair market value of the purchased shares will be determined as if the shares were not subject to the Corporation's repurchase right. If you make the Section 83(b) election, you will not recognize any additional income when the Corporation's repurchase right subsequently lapses.

          The Section 83(b) election must be filed with the Internal Revenue Service within thirty (30) days following the date the option is exercised, and any ordinary income resulting from such election will be subject to applicable tax withholding requirements.

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

     T17. WILL I RECOGNIZE ADDITIONAL INCOME WHEN I SELL SHARES ACQUIRED UNDER A
          NON-STATUTORY OPTION?

          Yes. You will recognize a capital gain to the extent the amount realized upon the sale of such shares exceeds their fair market value at the time you recognized the ordinary income with respect to their acquisition. A capital loss will result to the extent the amount realized upon the sale is less than such fair market value. The gain or loss will be long-term if the shares are held for more than one (1) year prior to the disposition. (Please see Question T27 below for the tax rates applicable to capital gain.)

          The holding period normally starts at the time the Non-Statutory Option is exercised. If you purchase shares subject to the Corporation's repurchase right, the capital gain holding period will start either (i) at the time the shares may first be sold free of such repurchase right, if no Section 83(b) election is made at the time of the option exercise, or (ii) at the time the option is exercised if you file the Section 83(b) election within thirty
(30) days after the exercise date.

     T18. WHAT ARE THE CONSEQUENCES OF PAYING THE EXERCISE PRICE OF A
          NON-STATUTORY OPTION IN THE FORM OF SHARES OF COMMON STOCK PREVIOUSLY ACQUIRED UPON THE EXERCISE OF EMPLOYEE OPTIONS OR THROUGH OPEN-MARKET PURCHASES?

          You will not recognize any taxable income to the extent the shares of Common Stock received upon the exercise of the Non-Statutory Option equal in number the shares of Common Stock delivered in payment of the exercise price. For Federal income tax purposes, these newly-acquired shares will have the same basis and capital gain holding period as the delivered shares. To the extent the delivered shares were acquired under an Incentive Option, the new shares received upon the exercise of the Non-Statutory Option will continue to be subject to taxation as Incentive Option shares in accordance with the Incentive Option principles discussed above.

          The additional shares of Common Stock received upon the exercise of the Non-Statutory Option will, in general, have to be reported as ordinary income for the year of exercise in an amount equal to their fair market value on the exercise date. These additional shares will have a tax basis equal to such fair market value and a capital gain holding period measured (in general) from the exercise date. However, if the shares purchased under the Non-Statutory Option are subject to the Corporation's repurchase right, then the recognition and measurement of ordinary income and the commencement of the capital gain holding period will be deferred until the time the repurchase right lapses, unless you make a Section 83(b) election to be taxed at the time of exercise.

     T19. WHAT ARE THE FEDERAL TAX CONSEQUENCES TO THE CORPORATION?

          The Corporation will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the exercise of the Non-Statutory Option. The deduction will, in general, be allowed for the taxable year of the Corporation in which you recognize such ordinary income. However, if the deduction is attributable to a Non-Statutory Option exercised for unvested shares subject to the Corporation's repurchase right, then in the absence of your Section 83(b) election, the deduction will not be allowed until the taxable year of the Corporation which includes the last day of the calendar year in which you recognize the ordinary income with respect to the unvested shares acquired under your Non-Statutory Option.


                            STOCK APPRECIATION RIGHTS

     T20. WILL THE EXERCISE OF A STOCK APPRECIATION RIGHT RESULT IN FEDERAL
          INCOME TAX LIABILITY TO ME?

          Yes. Upon the exercise of a stock appreciation right for a distribution from the Corporation, you will, in general, recognize ordinary income in an amount equal to that distribution.

     T21. WHAT ARE THE FEDERAL TAX CONSEQUENCES TO THE CORPORATION?

          The Corporation will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the appreciation distribution. The deduction will, in general, be allowed for the taxable year of the Corporation in which you recognize such ordinary income.


                                 STOCK ISSUANCES

     T22. WILL THE ISSUANCE OF VESTED SHARES RESULT IN FEDERAL INCOME TAX
          LIABILITY TO ME?

          Yes. Upon the issuance of vested shares, you will recognize ordinary income in an amount equal to the excess of (i) the then fair market value of the issued shares over (ii) the purchase price (if any) paid for such shares.

     T23. WILL THE ISSUANCE OF UNVESTED SHARES RESULT IN FEDERAL INCOME TAX
          LIABILITY TO ME?

          If you are issued unvested shares of Common Stock subject to the Corporation's right to repurchase those shares at the issue price per share upon your cessation of service and you do not make a Section 83(b) election at the time of such issuance, then you will not recognize any taxable income with respect to those unvested shares at the time of acquisition. However, you will subsequently recognize ordinary income, as and when the Corporation's repurchase right lapses with respect to the shares, in an amount equal to the excess of (i) the fair market value of the shares on the date those shares vest over (ii) the purchase price (if any) paid for the shares.

          You may elect under Code Section 83(b) to recognize income at the time the unvested shares are issued to you (see discussion of Section 83(b) election below). If such election is made, you will not recognize any additional income with respect to your unvested shares until such shares are sold or otherwise transferred in a taxable transaction.

     T24. WHAT IS THE EFFECT OF MAKING A SECTION 83(b) ELECTION?

          If you are issued shares subject to the Corporation's repurchase right, you may elect under Code Section 83(b) to include as ordinary income in the year of issuance an amount equal to the excess of (i) the fair market value of the issued shares on the issue date over (ii) the purchase price (if any) paid for the shares. The fair market value of the issued shares will be determined as if the shares were not subject to the Corporation's repurchase right. If you make the Section 83(b) election, you will not recognize any additional income when the Corporation's repurchase right subsequently lapses with respect to the shares.

          The Section 83(b) election must be filed with the Internal Revenue Service within thirty (30) days following the date the shares are issued, and any ordinary income resulting from such election will be subject to applicable tax withholding requirements.

     T25. WILL I RECOGNIZE ADDITIONAL INCOME WHEN I SELL SHARES ACQUIRED UNDER
          THE STOCK ISSUANCE PROGRAM?

          Yes. You will recognize a capital gain to the extent the amount realized upon the sale of such shares exceeds their fair market value at the time you recognized the ordinary income with respect to their issuance. A capital loss will result to the extent the amount realized upon such sale is less than such fair market value. (Please see Question T27 for the tax rates applicable to capital gain.)

          The gain or loss will be long-term if the shares are held for more than one (1) year prior to the sale. The capital gain holding period for unvested shares issued under the Stock Issuance Program will start either (i) at the time the Corporation's repurchase right with respect to the shares lapses, if no Section 83(b) election is filed at the time of issuance, or (ii) at the time of issuance if you file the Section 83(b) election within thirty (30) days after the issue date.

     T26. WHAT ARE THE FEDERAL TAX CONSEQUENCES TO THE CORPORATION?

          The Corporation will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the acquisition of Common Stock under the Stock Issuance Program. The deduction will normally be allowed for the taxable year in which such issuance occurs. However, in the absence of your Section 83(b) election, the deduction for share issuances subject to the Corporation's repurchase right will not be allowed until the taxable year of the Corporation which includes the last day of the calendar year in which you recognize ordinary income with respect to the issued shares.


                                FEDERAL TAX RATES

     T27. WHAT ARE THE APPLICABLE FEDERAL TAX RATES?

          REGULAR TAX RATES. Effective for the 2000 calendar year, ordinary income in excess of $288,350 ($144,175 for a married taxpayer filing a separate return) will be subject to the maximum federal income tax rate of 39.6%. The applicable $288,350 or $144,175 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 2000. Certain limitations are imposed upon a taxpayer's itemized deductions, and the personal exemptions claimed by the taxpayer are subject to phase-out. These limitations may result in the taxation of ordinary income at an effective top marginal rate in excess of 39.6%.

          CAPITAL GAIN TAX RATES. Short-term capital gains are subject to the same tax rates as ordinary income. Long-term capital gain is subject to a maximum federal income tax rate of 20%, provided the capital asset is held for more than one (1) year prior to sale or other taxable disposition.

          Beginning in 2001, capital gain recognized on the sale or disposition of capital assets held for more than five (5) years by individuals not subject to the 28% tax rate on their ordinary income will be subject to tax at a rate of 8%.

          Beginning in 2006, capital gain recognized on the sale or disposition of capital assets held for more than five (5) years by individuals subject to the 28% tax rate on their ordinary income will be taxed at a rate of 18%, provided the holding period for such property begins after December 31, 2000. However, any capital gain recognized on the sale or disposition of shares of the Corporation's common stock acquired pursuant to options granted under the Discretionary Option Grant or Salary Investment Option Grant Program will not be eligible for the 18% tax rate unless those options are granted after December 31, 2000.

          ITEMIZED DEDUCTIONS. For the tax year ending December 31, 2000, itemized deductions are reduced by 3% of the amount by which the taxpayer's adjusted gross income for the year exceeds $128,950 ($64,475 for a married taxpayer filing a separate return). However, the reduction may not exceed 80% of the total itemized deductions (excluding medical expenses, casualty and theft losses, and certain investment interest expense) claimed by the taxpayer. The applicable $128,950 or $64,475 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 2000.

          PERSONAL EXEMPTIONS. In addition, the deduction for personal exemptions claimed by the taxpayer is reduced by 2% for each $2,500 ($1,250 for a married taxpayer filing a separate return) or fraction thereof by which the taxpayer's adjusted gross income for the year exceeds a specified threshold amount. The applicable thresholds for 2000 are $193,400 for married taxpayers filing joint returns (and in certain instances, surviving spouses), $161,150 for heads of households, $128,950 for single taxpayers and $96,700 for married taxpayers filing separate returns. Accordingly, the deduction is completely eliminated for any taxpayer whose adjusted gross income for the year exceeds the applicable threshold amount by more than $122,500. The threshold amounts will be subject to cost-of-living adjustments in taxable years beginning after December 31, 2000.


                             ALTERNATIVE MINIMUM TAX

     T28. WHAT IS THE ALTERNATIVE MINIMUM TAX?

          The alternative minimum tax is an alternative method of calculating the income tax you must pay each year in order to assure that a minimum amount of tax is paid for the year. The first $175,000 ($87,500 for a married taxpayer filing a separate return) of your alternative minimum taxable income for the year over the allowable exemption amount is subject to alternative minimum taxation at the rate of 26%. The balance of your alternative minimum taxable income is subject to alternative minimum taxation at the rate of 28%. However, the portion of your alternative minimum taxable income attributable to capital gain recognized upon the sale or disposition of capital assets held for more than one (1) year will be subject to a reduced alternative minimum tax rate of 20% (10% for individuals not subject to the regular 28% tax rate on their ordinary income). Beginning in 2001, the alternative minimum tax rate applicable to capital gain recognized upon the sale or disposition of capital assets held for more than five (5) years will be equal to the capital gain tax rate in effect for such gain for regular tax purposes (see Question T27 above). The alternative minimum tax will, however, be payable only to the extent that it exceeds your regular federal income tax for the year (computed without regard to certain credits and special taxes).

     T29. WHAT IS THE ALLOWABLE EXEMPTION AMOUNT?

          The allowable exemption amount is $45,000 for a married taxpayer filing a joint return, $33,750 for an unmarried taxpayer and $22,500 for a married taxpayer filing a separate return. The allowable exemption amount is, however, to be reduced by $0.25 for each $1.00 by which the individual's alternative minimum taxable income for the year exceeds $150,000 for a married taxpayer filing a joint return, $112,500 for an unmarried taxpayer, and $75,000 for a married taxpayer filing a separate return.

     T30. HOW IS THE ALTERNATIVE MINIMUM TAXABLE INCOME CALCULATED?

          Your alternative minimum taxable income is based upon your regular taxable income for the year, adjusted to (i) include certain additional items of income and tax preference and (ii) disallow or limit certain deductions otherwise allowable for regular tax purposes. The spread on the shares purchased under an Incentive Option (the excess of the fair market value of the purchased shares at the time of exercise over the aggregate exercise price paid for those shares) will be included in your alternative minimum taxable income at the time of exercise, whether or not the shares are subsequently made the subject of a disqualifying disposition.

     T31. WHEN IS THE SPREAD ON SHARES ACQUIRED UNDER AN INCENTIVE OPTION THAT
          ARE SUBJECT TO A SUBSTANTIAL RISK OF FORFEITURE INCLUDIBLE IN ALTERNATIVE MINIMUM TAXABLE INCOME?

          Should the shares purchased under an Incentive Option be subject to a substantial risk of forfeiture (such as the Corporation's repurchase rights applicable to unvested shares), then the optionee's alternative minimum taxable income attributable to the exercised Incentive Option will be measured at the time the risk of forfeiture lapses and will be equal to the excess of the fair market value of the shares at that time over the aggregate exercise price paid for the shares. Alternatively, the optionee may file a Section 83(b) election within thirty (30) days after the exercise of the Incentive Option in order to limit the amount of such alternative minimum taxable income to the spread between the fair market value of the purchased shares at the time of exercise and the aggregate exercise price paid for those shares.

     T32. HOW WILL THE PAYMENT OF ALTERNATIVE MINIMUM TAXES IN ONE YEAR AFFECT
          THE CALCULATION OF MY TAX LIABILITY IN A LATER YEAR?

          If alternative minimum taxes are paid for one or more taxable years, a portion of those taxes (subject to certain adjustments and reductions) will be applied as a partial credit against your regular tax liability (but not alternative minimum tax liability) for subsequent taxable years. In addition, the sale or other disposition of the purchased shares, whether in the year of exercise or in any subsequent taxable year, your basis for computing the gain for purposes of alternative minimum taxable income (but not regular taxable income) will include the amount of the Incentive Option spread previously included in your alternative minimum taxable income.


               CORPORATION INFORMATION AND ANNUAL PLAN INFORMATION

          Websense, Inc. is a Delaware corporation which maintains its principal executive offices at 3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 94045. The telephone number at the executive offices is (310) 581-7200. You may contact the Corporation at this address or telephone number for further information concerning the Plan and its administration.

          A copy of the Corporation's Annual Report to Stockholders for each fiscal year will be furnished to each participant in the Plan, and additional copies will be furnished without charge to each participant upon written or oral request to the Corporate Secretary of the Corporation at its principal executive office or upon telephoning the Corporation at its principal executive office. In addition, any person receiving a copy of this Prospectus may obtain without charge, upon written or oral request to the Corporate Secretary, a copy of any of the documents listed below, which are hereby incorporated by reference into this Prospectus, other than certain exhibits to such documents.

     (a) The Corporation's Registration Statement No. 333-77025 on Form S-1 filed with the SEC on April 26, 1999, together with the amendments filed thereto on Form S-1/A on May 13, 1999, June 7, 1999, June 14, 1999, June 22, 1999 and June 24, 1999, respectively.

     (b) The Corporation's Prospectus filed with the SEC on June 25, 1999 pursuant to Rule 424(b) of the Securities Act of 1933, as amended, in connection with the Corporation's Registration Statement No. 333-77025, in which there is set forth the audited financial statements for the Corporation's fiscal year ended December 31, 1998.

     (c) The Corporation's Registration Statement on Form 8-A12G filed with the SEC on June 17, 1999, in which are described the terms, rights and provisions applicable to the Corporation's outstanding Common Stock.

          The Corporation will also deliver to each participant in the Plan who does not otherwise receive such materials a copy of all reports, proxy statements and other communications distributed to the Corporation's stockholders.

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